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VW CREDIT, INC. -- SERVICER                                                                                            PAGE 1
20-NOV-97
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                                          ----------------------------------------------


TRANSACTION SUMMARY                                             PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
-------------------                                             -------------------------------------------------

                                   From           To     Days
                                  -----           --     ----
Current Interest Period             10/15/97   11/16/97    33  Net losses as a % of Avg. Receivables Balance                  0.00%
                                                               (annualized)

Series Allocation                    100.00%                   PORTFOLIO AND DEALERSHIP STATISTICS
 Percentage                                                    -----------------------------------

Initial Principal Balance    $375,000,000.00                   Used Vehicle Receivables' Balance                   $ 40,850,107.61
Outstanding Principal        $375,000,000.00                   Used Vehicle Percentage                                     10.818%
 Balance
Principal Balance of         $420,379,258.08                   Used Vehicle Percentage During Last Collection              10.459%
 Receivables for                                               Period
 Determination Date
Amount Invested in           $375,000,000.00                   Early Amortization Event?                                 NO
 Receivables on Series
 Issuance Date
Initial Invested Amount      $370,201,941.66                   Largest Dealer or Dealer Affiliation Balance        $ 19,400,705.51
Invested Amount at the       $375,000,000.00                   Largest Dealer Percentage                                    5.276%
 Beginning of Period
Invested Amount              $308,988,020.20
Required Subordinated        $ 56,261,098.66                   Aggregate Principal Amount of Receivables of        $ 12,960,127.27
 Amount                                                        Dealers over 2%
Excess Funded Amount         $ 66,011,979.80                   Aggregate % Principal Amount of Receivables of               3.432%
                                                               Dealers over 2%

Available Subordinated       $ 74,673,840.98                   SUMMARY OF COLLECTIONS
 Amount (previous period)                                      ----------------------
Incremental Subordinated     $ 14,555,161.62
 Amount (previous period)
                                                               Aggregate Amount of Collections                     $227,098,292.82
RESERVE FUND AND YIELD                                         Aggregate Amount of Interest Collections            $  3,423,126.78
 SUPPLEMENT ACCOUNT
----------------------
                                                               Investment Proceeds                                 $          0.00
Yield Supplement Account     $  1,875,000.00                   Aggregate Amount of Principal Collections           $223,675,166.04
 Initial Deposit
Yield Supplement Account     $  1,875,000.00                   Asset Receivables Rate                                       7.908%
 Beginning Balance
Yield Supplement Account     $  1,875,000.00                   Use Asset Receivables Rate?                               NO
 Required Amount
                                                               Carryover Amount (this Distribution Date)          N/A
Reserve Fund Initial         $  1,875,000.00                   Total Carryover Amount                             N/A
 Deposit
Reserve Fund Required        $  1,875,000.00
 Amount
Reserve Fund Beginning       $  1,875,000.00                   PAYMENT RATE INFORMATION
 Balance                                                       ------------------------

Outstanding Carryover        $          0.00                   Monthly Payment Rate                                         60.02%
 Amount - Beginning Balance
Yield Supplement Account     $          0.00                   Previous Collection Period Monthly Payment Rate              61.47%
 Draw Amount
Outstanding Carryover        $          0.00                   Monthly Payment Rate 3 months ago                            55.08%
 Amount - Ending Balance
Yield Supplement Account     $  1,875,000.00                   3-month Average Payment Rate                                 58.86%
 Balance - Ending Balance
Yield Supplement Account     $          0.00                   12-month Minimum Payment Rate                                55.08%
 Required Deposit Amount
                                                               Early Amortization Event?                                 NO
Reserve Fund Draw Amount     $          0.00
Reserve Fund Ending Balance  $  1,875,000.00                   ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
                                                               ---------------------------------------------
Reserve Fund Required        $          0.00
 Deposit Amount
                                                               Extend Revolving Period?                                 YES
1-month LIBOR Rate                5.6250000%                   Last Day of Revolving Period                             N/A
 (annualized)
Certificate Coupon                5.7850000%                   Invested Amount as of Last Day of Revolving              N/A
 (annualized)                                                  Period
Prime Rate (annualized)           8.5000000%                   Accumulation Period Length (months)                      N/A
Servicing Fee Rate                    1.000%                   First Accumulation Date                            TO BE DETERMINED
 (annualized)
Excess Spread                     2.0150000%                   Expected Final Payment Date                              N/A
                                                               Required Participation Percentage                             4.00%
TRUST PRINCIPAL RECEIVABLES                                    Principal Funding Account Balance                   $          0.00
---------------------------
                                                               Principal Payment Amount                            $          0.00
Pool Balance at the          $367,685,952.48                   Controlled Deposit Amount                           $          0.00
 Beginning of Period
Pool Balance at the Ending   $377,608,639.67
 of Period
Average Aggregate            $372,647,296.08                   TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 Principal Balance                                             -----------------------------------------

Aggregate Principal          $223,675,166.04                   CERTIFICATEHOLDERS
 Collections                                                   ------------------
New Principal Receivables    $233,597,853.23                   i.    Monthly Interest Distribution                 $  1,988,593.75
Receivables Added for        $          0.00                   ii.   Monthly Servicing Fee Distribution            $    257,490.02
 Additional Accounts
Investor Default Amount      $          0.00                   iii.  Reserve Fund Deposit Amount Distribution      $          0.00
Net Losses                   $          0.00                   iv.  Investor Default Amount Distribution           $          0.00
Monthly Interest Accrued,    $          0.00                   v.  Outstanding Carryover Amount Distribution       $          0.00
 but not Paid
Ineligible Receivables       $          0.00                   vi. Yield Supplement Account Deposit Amount         $          0.00
                                                               Distribution                                        ---------------
Ineligible Receivables in    $          0.00                   Excess Servicing                                    $  1,245,136.21
 Prior Collection Period
Defaulted Receivables in     $          0.00
 Ineligible and Overconc.
 Accounts
                                                               Excess Servicing (Previous Period)                  $    847,010.39
MISCELLANEOUS DATA
------------------
                                                               DEFICIENCY AMOUNT
                                                               -----------------
Recoveries on Receivables    $          0.00
 Written Off
Spread Over Prime for                  0.30%                   Deficiency Amount                                   $           0.0
 Portfolio
Weighted Average Interest              8.80%                   Draw Amount                                         $           0.0
 Rate

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                                                                         Page 2

VW CREDIT, INC. -- SERVICER
20-NOV-97


              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    Summary
                                    -------


                       Collections    Accrual       Distribution
                       -----------    -------       ------------
From:                    15-Oct-97
To:                      16-Nov-97
Days:                           32

LIBOR RATE              5.6250000%
(1 month)

SERIES #                    1   Active
VCI RATING:                N/A

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                                        TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                        --------------------------------------------------

                        SERIES                                       EXCESS           REQUIRED         REQUIRED       OUTSTANDING
SERIES  SERIES        ALLOCATION     INVESTED      SUBORDINATED      FUNDED          PARTICIPATION   PARTICIPATION   CERTIFICATE
NUMBER  NAME          PERCENTAGE      AMOUNT          AMOUNT         AMOUNT           PERCENTAGE        AMOUNT         BALANCE
------  ----          ----------      ------         -------         ------          -----------     --------------  ------------

        Trust                    $308,988,020.20  $56,261,098.66  $66,011,979.80       N/A        $12,359,520.81
      1 Series 1996-1 100.00%    $308,988,020.20  $56,261,098.66  $66,011,979.80      4.00%       $12,359,520.81  $375,000,000.00


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                                                                          PAGE 3

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VW CREDIT, INC. -- SERVICER
20-NOV-97

                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                       SERVICING CERTIFICATE
                                                       ---------------------



INITIAL AMOUNTS                                                       EXCESS SPREAD CALCULATION
---------------                                                       -------------------------


Initial Invested Amount       $370,201,941.66                     Weighted Average Rate Charged to       8.80%
                                                                  Dealers
Invested Amount               $308,988,020.20                     LIBOR                                  5.63%
Controlled Accumulation       $          0.00                     Certificate Rate (LIBOR+16 b.p.)       5.79%
 Amount
Required Subordinated         $ 56,261,098.66                     Servicing Fee Rate                     1.00%
 Amount
Annualized Servicing Fee                1.00%                     Investor Net Losses                    0.00%
 Rate                                                                                                    ----
First Controlled             TO BE DETERMINED                     Excess Spread                          2.02%
 Accumulation Date
Accumulation Period Length         N/A
 (months)
Expected Final Payment Date        N/A
Initial Settlement Date             28-Mar-96
Required Participation                  4.00%
 Percentage
Subordinated Percentage                14.29%


SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                      REQUIRED                          EXCESS
                                  SERIES 1996-1      INVESTED       SUBORDINATED                        FUNDING
PRINCIPAL RECEIVABLES                 TOTAL           AMOUNT          AMOUNT                             AMOUNT
---------------------                 -----           ------          ------                             ------
Series Allocation             100.00%
 Percentage
Beginning Balance             $370,201,941.66   $375,000,000.00   $56,261,098.66                         $66,011,979.80
  Floating Allocation         101.99%           101.99%
   Percentage
  Fixed Allocation              N/A
   Percentage

Principal Collections         $223,675,166.04   $223,675,166.04       N.A.                                   N.A.
New Principal Receivables     $233,597,853.23   $233,597,853.23       N.A.                                   N.A.
Principal Default Amounts               $0.00             $0.00       N.A.                                   N.A.
Receivables Added for                   $0.00             $0.00       N.A.                                   N.A.
 Additional Accounts
Controlled Deposit Amount               $0.00               N/A       N.A.                                   N.A.
Principal Allocation
 Percentage
"Pool Factor"                  83.46472166%

Ending Balance                $380,124,628.85   $384,922,687.19                       $70,087,420.43     ($9,922,687.19)
  Floating Allocation         100.67%           101.94%
   Percentage


NON-PRINCIPAL RECEIVABLES
-------------------------

Interest Collections          $3,491,219.98
Recoveries on Receivables             $0.00
 Written Off
Investment Income                     $0.00

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VW CREDIT, INC. -- SERVICER                                               PAGE 4
20-NOV-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------




 SUBORDINATED AMOUNT & RESERVE FUND          CURRENT         PREVIOUS
 ----------------------------------          -------         --------
Available Subordination Amount            $74,673,840.98  $74,673,840.98
 (Previous)
  Required Subordination Draw Amount      $         0.00  N/A
  Reserve Fund Funds to Inv. Default      $         0.00  N/A
   Amount
  Excess Servicing (Previous Period)      $   847,010.39  $   565,032.20
                                          --------------
(a) Available Subordinated Amount?        $75,520,851.37  $75,238,873.18

(b) Available Subordinated Amount?        $44,141,145.74  $42,904,447.05

Available Subordinated Amount             $66,577,760.80  $65,658,240.07

Incremental Subordinated Amount           $12,119,952.92  $12,437,130.87
  Overconcentration Amount                $12,960,127.27  $13,323,089.52

Beginning Reserve Fund Balance            $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Required Balance             $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Draw                         $         0.00  N/A
Reserve Fund Required Deposit             $         0.00  N/A
Reserve Fund Deposit Amount               $         0.00  N/A
Reserve Fund Release                      $         0.00  N/A
Ending Reserve Fund Balance               $ 1,875,000.00  $ 1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
----------------------------------------

Available Interest Collections            $ 3,423,126.78  $ 3,318,405.01
  Certificateholder Interest Collections  $ 3,491,219.98  $ 2,914,864.46
  Subordinate Interest Collections        $   523,786.32  $   430,168.53
Investment Income                         $         0.00  $         0.00
Reserve Fund Balance                      $ 1,875,000.00  $ 1,875,000.00
                                          --------------
Total Interest  Available                 $ 5,890,006.30  $ 5,220,032.99

Interest Shortfall                        $         0.00  N/A
Additional Interest                       $         0.00  N/A
Carry-over Amount                         $         0.00  N/A
Carry-over Shortfall                      $         0.00  N/A
Additional Carry-over Shortfall           $         0.00  N/A

Monthly Servicing Fee                     $   310,539.41  $   331,084.09
Investor Monthly Servicing Fee            $   257,490.02  $   250,275.94

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